Exhibit 99.1
IndyMac Bancorp, Inc. Raymond James - 27th Annual Institutional Investors Conference

IndyMac Bancorp, Inc. JMP Securities - Fifth Annual Research Conference

Forward-Looking Statements Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters, including the assessment of the effects of the Gulf Coast Hurricanes and the effects of any future hurricanes; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K. While all of the above items are important, the highlighted items represent those that, in management's view, merit increased focus given current conditions.

Overview Overview of Indymac Indymac's Strategies for Long-Term Growth Conclusion

Indymac... Growth-Oriented, Hybrid Thrift/Mortgage Banker 2005 loan production of $63 billion Niche Alt-A products represent 66% of 2005 mortgage production Other niche products include reverse mortgages, consumer construction loans and home equity lines of credit Largest Bank/S&L in LA County(1) Total assets of $21.5 billion Loans held for investment of $8.2 billion Mortgage-backed securities of $4.1 billion Deposits total 40% of borrowings and are FDIC insured FHLB advances total 37% of borrowings Equity to assets of 7.1% Member Russell 1000 index 2005 ROE of 22% Market cap of approximately $2.5 billion 23% annualized total return to shareholders, under current management, for the period 1992 through February 28, 2006 9th Largest S&L in the US(1) 9th Largest SFR mortgage originator(2) Member S&P 400 mid cap index Based on assets Q4 05 National Mortgage News Survey

Hybrid Thrift/Mortgage Bank ... Structured To Maximize High Returns of Mortgage Bank And Earnings Stability Of Thrift Mortgage Banking 69% of EPS Mortgage Professionals 54% Wholesale Conduit Correspondent Consumer Direct 0% Financial Freedom (Reverse Mortgage) 5% MSRs and Other Retained Assets 10% Prime SFR Mortgage Loans 10% Mortgage-Backed Securities 4% Home Equity Lending 5% Consumer Construction & Lot Loans 7% Subdivision Construction Financing 5% Warehouse Lending 0% Production Divisions Thrift 31% of EPS Note: The percentages shown in the divisions represent their 2005 contribution to EPS before overhead and eliminations

Mortgage Bank Is People-Intensive With High ROEs vs. Thrift Which Is Capital-Intensive But Provides Stable Returns (1) Business unit capital, employees, and ROE exclude overhead (2) Earnings for 2004 are presented on a pro forma basis, excluding the impact related to implementation of SAB 105 and purchase accounting adjustments. A full reconciliation of GAAP and pro forma amounts is included in the appendix to this presentation

Indymac's Strategies For Long- Term Growth

Business Definition Indymac Bank is in the business of designing, manufacturing, and distributing (principally via intermediaries) cost- efficient financing for the acquisition, development, and improvement of single-family homes. Indymac provides financing secured by single-family homes to facilitate consumers' personal financial goals and opportunistically invests in and trades single-family lending related assets Strategic Mission Indymac Bank, operating with the highest level of ethics with a customer-friendly orientation, and the fairest lending model, will be a Top Six lender in the USA earning at least $10 per share by 2009. Additionally, we will be a low cost provider of single-family permanent and construction-lending financing (for both consumers and homebuilders) and the best manager of risks related to such lending programs We will gain share without compromising profitability goals by executing a hybrid thrift model, where we: 1. Leverage our mortgage banking platform to gain share through expansion of our marketing and sales, geographic presence, and by creating specialty niche mortgage lending businesses Balance earnings and enhance franchise value by: Building our investment portfolio Establishing a Southern California retail banking franchise 3. Support above strategy with internal capabilities and best practices by: Investing in a strong team and state-of-the-art capabilities in manufacturing mortgages, fair and risk-based lending, trading and investing Enhancing our performance culture to out-execute the competition including a major focus on aligning pay plans to customer retention and expanding revenue from existing customers. Core strategy We Believe A Strong Business Foundation Is The Key To Success ... Indymac's Needed Refinement Old Business Foundation

Indymac's Revised And Expanded Business Foundation Remains Focused On The Execution Of Our Hybrid Thrift/ Mortgage Banking Model Business Definition Indymac Bank, operating as a hybrid thrift/mortgage banker, provides cost-efficient financing for the acquisition, development, and improvement of single-family homes. Indymac also provides financing secured by single-family homes and other banking products to facilitate consumers' personal financial goals. Core Strategy We will execute a hybrid thrift/mortgage banking model, where we: Opportunistically invest in and trade single-family mortgage-related loans, servicing rights and securities. Aggressively expand and refine our proven and significant mortgage professionals business. Build a strong consumer franchise, including a major Southern California retail banking network. Maximize the potential of our specialty niche mortgage lending products. Establish new sources of revenues and profits by incubating or acquiring mortgage-related channels, products and services. Support the above, with a strong meritocracy culture and world-class risk management and efficiency improvement. Strategic Mission With an increased focus on building customer relationships and a valuable consumer franchise, Indymac will become a top six mortgage lender in the USA by 2010, while maintaining annualized earnings per share growth in excess of 15%. We will constantly raise expectations and conduct ourselves with the highest level of ethics.

Disciplined Adherence To Best Execution Model Drives Strategy To Opportunistically Invest In and Trade Single-Family Mortgage- Related Loans, Servicing Rights and Securities Mortgage production segments are profit and market share incented Assets acquired by the thrift portfolio are required to meet a hurdle ROE, creating a price discipline to the bid submitted to secondary marketing Secondary marketing group is incented on profit, therefore they will select best price bidder whether from Indymac thrift portfolio or external bidder Result is thrift portfolio grows when prices from the external market weaken Build Thrift Portfolios (whole loans, investment securities, HELOCs) Servicing & Retained Assets Secondary Marketing Mortgage Production Bids received from Indymac's Thrift Portfolio, GSEs, Financial Institutions (whole loans), and securitizations If economic value exceeds market value, then grow Thrift Portfolio If market value exceeds economic value, sell loans Sell SFR assets, and earn higher Mortgage Banking revenue Core Strategy 1

2005 2006 2007 2008 2009 2010 Mortgage Bank 420.2 496.1 499.5 564.6 624.9 693.2 Servicing 260 395.9 541.5 670.5 815.7 971.4 Thrift 620.1 782.4 1051.4 1265 1502 1742.6 Capital in thrift and servicing 64% ROE=21% More Capital Is Likely To Be Deployed In The Thrift And Servicing Which Should Help Drive Future P/E Multiple Higher $1.4B $1.6B $1.9B $2.3B $2.8B $3.3B ROE = 23% ROE = 23% ROE = 22% ROE = 23% ROE = 24% ROE = 24% ROE = 18% ROE = 16% ROE = 18% ROE = 19% ROE = 19% ROE = 20% ROE = 65% ROE = 54% ROE = 63% ROE = 67% ROE = 71% ROE = 74% Capital in thrift and servicing 81% ROE=23% Capital Deployed Note: Capital allocated to the business units may not equal 100% as this does not include capital allocated to corporate units which in some periods can be negative Core Strategy 1

Targets Targets CAGRs CAGRs CAGRs CAGRs Metrics 1999 2004 2005 2006 2010 99-05 04-05 05-10 06-10 # Active Customers 1,744 5,047 6,728 8,140 17,450 25% 33% 21% 21% # Regional Mortgage Center 3 10 13 17 25 28% 30% 14% 10% Sales Force 43 573 712 890 1,907 60% 24% 22% 21% Customer Retention Not Avail Not Avail 69% 75% 80% Not Avail 9% 3% 2% Sales Force turnover Not Avail 63% 36% 33% 30% n/a n/a n/a n/a Earnings ($ in millions) $78.6 $168.6 $247.1 $223.0 $357.6 21% 47% 8% 13% Strategies: Expand our regional mortgage centers from 13 today to 25 by 2007 to serve the top mortgage markets Continue to grow our conduit business with internal profitability hurdle rate of 20% ROE Make customer service, retention, and cross selling paramount in our strategies, accountability systems and pay plans Solidify our relationship with mortgage professionals by offering products/services that allow them to grow their business with as little complication as possible: financing their office purchase, payroll/bookkeeping and sale leaseback Earnings From Our Largest Division, Mortgage Professionals, Grew 47% in 2005, Providing 54% of 2005 Earnings(1) Customer Retention And Growth Are Key To Continued Expansion Of Our Mortgage Professionals Business (1) Before overhead and eliminations Core Strategy 2

Based on MBA February Forecast. Data obtained from National Mortgage News, adjusted for consolidations and company press releases. 1999 marked the beginning of Indymac's transition to a depository institution and transition of business to e-MITS. Mortgage Production Indexed to Q1 99 (3) 0.40% Market Share 2.91% Market Share Annualized growth rates since Q1 99: Indymac 44% Mortgage industry(1) 8% Top five mortgage lenders(2) 16% Indymac's Mortgage Loan Origination Ranking (2): Q1 99: 26th Q4 05: 9th 2010 goal: 6th, at 4.26% share Every quarter that industry volumes declined, Indymac has gained share We Have Historically Grown Market Share When The Market Contracts Indymac's Market Share Reached A New High Of 2.91% In Q4 05 Core Strategy 2

Retooling Recently Underperforming Consumer Direct Channel Provides Significant Opportunity For Earnings & Market Share Growth Targets Targets Metrics 2005 2006 2010 Loan Servicing Loan Servicing Loan Servicing Loan Servicing Loans serviced for others ($ billions) $84.5 $120.9 $266.6 Loan servicing customers (000s) 404 568 1,538 Retention volume ($ billions) $1.1 $2.4 $7.1 Branch Banking Branch Banking Branch Banking Branch Banking # of branches 26 30-35 80-100 Deposits ($ billions) $7.7 $8.5 $15.2 Deposit customers (000s) 130 165 450 Consumer Direct Consumer Direct Consumer Direct Consumer Direct Originations ($ billions) $1.9 $2.2 $4.7 Earnings ($ millions) $0.01 $9.2 $43.0 Unite all of Indymac's consumer customers totaling nearly 600K today, our direct lending channels, and our Southern CA branch network under one strong leader to profitably grow this franchise Refine the strategies to develop our customer relationships emphasizing customer retention, utilization and cross-sell of Indymac products Through solid execution, quadrupling this customer base to 2 million by 2010 and increasing utilization from 1.0 products today to 1.5 products Strategies: Consumer direct channel earned $45.3 million, or 26% of total earnings in 2003, the height of refi boom, but contributed 0% in 2005. By focusing on consumer franchise to cross-sell and expand customer base, we believe contribution to earnings in 2010 will be $43.0 million, or 5% of total earnings Multiple Products Single Product East 0.08 0.92 Multiple Product Customers Single Product Customers 580,906 total customers today Core Strategy 3

Focus On Specialty Niche Mortgage Products Propels Earnings Growth Through 2010 Our HELOC and Financial Freedom divisions have been separated so that each has a dedicated leader to maximize the opportunity and attention to their product Plan under development to train mortgage professionals to become correspondents for reverse mortgages Continue to work towards increased penetration of the consumer construction through the retail channel/affinity relationships Product development group work to maintain Indymac's position in the Alt-A space by continually seeking new product opportunities Strategies: Core Strategy 4

Incubator Group Has Implemented A Disciplined Process To Accelerate New Initiatives From Ideas To Execution…No Earnings From These Initiatives Are Currently Included In the Plan

Core Strategy 5

Planning				Launch		Execution					
Idea/Topic	Champion	Concept	Leader	Approved Strategic Plan	Infrastructure in place	Not Profitable: Not on track	Not Profitable: On track	Profitable: Not on track	Profitable: On track	Graduated	Killed
• Hispanic Lending • FHA/VA • FSBO • PIP • Affinity (Web) • Affinity (Affinity) • Super Realtor • B2R 2.0 • CRA (Profit Center) • Private Label • SBA Lending • 1031Exchange • Settlement Svces • MI Captive Reins. • Nationwide CLO • Insurance Services	• Commercial RE Lending • Affinity (Employer) • CLO Branch Lending	• Broker/ Dealer • FLO • HED-direct			• FrontPath • ABA–MLS • Affinity (Retailer)		• Ware-house Lending	• Small Builder Customer		• Correspondent • Conduit • Consumer Bank Deposits • Servicing Retention • HCL Retail • VIP Lending • Microbroker	• Mezz Equity • B2R 1.0 • Traditional Branch Lending • Financial Services (cons bank)

Strategies:

- Develop and drive disciplined incubation process to ensure success of existing ascent businesses
- Source, develop and launch new businesses that support our overall strategic mission
- Work with business units to address strategic or operational issues in under-performing replication businesses
- Pursue acquisition opportunities that support our core strategy of leveraging our mortgage banking platform or that serve as an entrée to distinctive niche businesses imb IndymacBancorp, Inc
www.indymacbank.com ■ Raise your expectations.®
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M&A Group Created To Build On Success To Date Successful Successful Successful Successful Unsuccessful Unsuccessful Unsuccessful Acquisition Year Acquisition Cost Current Value Acquisition Year Write Off Financial Freedom (Reverse Mortgages) 2005 $68.0 mm $200.0 mm GAP Mortgage Fraud Database Company 1996 $1 mm SGV Bancorp 2000 $59.5 mm N/A, but NDE market cap increase of $1.6 bn from $860 mm at purchase PNB Mortgage (FHA/VA lender) 2000 ~$0.6 mm Servicing Platform 1997 $0.8 mm N/A, but $80.8 bn servicing portfolio with net ancillary income of $1.78 per loan Core Strategy 5

Leveraging Infrastructure Improves Expense Ratios But Movement Of Capital Into More Capital Intensive Businesses Results In Flat Capital Requirement Ratios Core Strategy 6 Expense Efficiency Ratio Corporate Overhead / Net Revenue Capital Required to Generate $1 of Net Revenues Net Revenues per FTE (Thousands) ROE Note: In comparison, Golden West's efficiency ratio is better than Indymac's as they are a portfolio lender, which is less people- intensive than a mortgage banking franchise. However, Golden West uses significantly more capital as a portfolio lender, resulting in a lower ROE of 19% compared to Indymac's 22%.

Conclusion

Indymac Has Achieved Strong Financial Results Despite Management Focus Required For Major Structural Changes 1993 1995 1997 1999 2001 2003 2005 Transformation from passive REIT to actively managed lender begins $2.5MM in earnings $120MM in capital 4 employees/no customers E-Mits deployed to 3rd party customers Survived global liquidity crisis Independence from Countrywide; paid $76MM in stock to achieve De-Reited (1/'00) - EPS cut nearly in half Converted to a Thrift (7/'00) 19th largest mortgage lender (12/'00) Reinstated cash dividend Introduces the Hybrid Thrift Model Assets exceed $10B $1B in capital Top 10 mortgage lender $1B in revenue $20B in assets 9th largest thrift Over 7,000 employees (550 in India) Over 580,000 consumer customers 26 SoCal branches 13 regional mortgage centers Implement regional president structure Acquired Financial Freedom Added to S&P 400 (3/'01)

With Current Solid Business Foundation & Hybrid Thrift/ Mortgage Banking Model In Place, 5 Year Plan Projects EPS CAGR of 21% Through 2010 2005 2007 2008 2009 2010 2006 Over 3% market share Investment grade ratings 25 regional centers Top 6 mortgage lender $2.7B in revenue 2 million consumer customers Over $11 EPS 100 SoCal branches Top 10 mortgage lender $1B in revenue $20B in assets 9th largest thrift Over 7,000 employees (550 in India) Over 580,000 consumer customers 26 SoCal branches 13 regional mortgage centers Implement regional president structure Added to S&P 500 Fortune 100 employer "Eight in '08" $8 EPS 8th largest lender

Long Term Earnings Projections Imply Continued Strong Shareholder Returns After stock option expense, Assumes a 4% dividend yield 2005 2006 2007 2008 2009 2010 West 4.42 4.91 6.28 8.02 9.62 11.32 EPS Growth (1) 21% CAGR Exceeds our Long-Term Target Actual This Year's Plan

Management Has A Strong Track Record Of Growth And Returns Over Various Interest Rate Environments (1) 1999 marked the beginning of Indymac's transition to a depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marked inception of Indymac's transition from a passive REIT to an operating mortgage banker with current senior management.

Appendix

Forecast For 2006 EPS Ranges From $4.50 To $5.20... Base Case Of $4.88 Represents 10% Growth Over 2005 While the forecast above represents our best estimation at this time, actual results could vary significantly

Reconciliation of Pro Forma Net Earnings to GAAP The above table provides a reconciliation of IndyMac's results on both a GAAP basis and on a pro forma basis excluding the SAB 105 adjustment. This table is provided to assist investors with an evaluation of the Company's results in comparison to prior periods.

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